APPENDIX I

Trust                          Series                                                                Effective Date

Colonial Trust I               Colonial High Yield Securities Fund                                          11/1/91
                               Colonial Income Fund                                                          5/1/92
                               Colonial Strategic Income Fund                                                5/1/92
                               Colonial Tax-Managed Growth Fund                                            12/30/96

Colonial Trust II              Colonial Government Money Market Fund                                        11/1/91
                               Colonial U.S. Government Fund                                                2/14/92
                               Colonial Short Duration U.S. Government Fund                                 10/1/92
                               Colonial Newport Tiger Cub Fund                                               6/3/96
                               Colonial Newport Japan Fund                                                   6/3/96

Colonial Trust III             Colonial Growth Shares Fund                                                  11/1/91
                               The Colonial Fund                                                            2/14/92
                               Colonial Federal Securities Fund                                             2/14/92
                               Colonial Global Equity Fund                                                  2/14/92
                               Colonial Global Natural Resources Fund                                       2/14/92
                               Colonial International Fund for Growth                                       12/1/93
                               Colonial Strategic Balanced Fund                                              9/1/94

Colonial Trust IV              Colonial High Yield Municipal Fund                                            6/5/92
                               Colonial Intermediate Tax-Exempt Fund                                       12/18/92
                               Colonial Tax-Exempt Fund                                                     11/1/91
                               Colonial Tax-Exempt Insured Fund                                             11/1/91
                               Colonial Utilities Fund                                                      2/14/92

Colonial Trust V               Colonial Massachusetts Tax-Exempt Fund                                       11/1/91
                               Colonial Connecticut Tax-Exempt Fund                                         11/1/91
                               Colonial California Tax-Exempt Fund                                           8/3/92
                               Colonial Michigan Tax-Exempt Fund                                             8/3/92
                               Colonial Minnesota Tax-Exempt Fund                                            8/3/92
                               Colonial New York Tax-Exempt Fund                                             8/3/92
                               Colonial North Carolina Tax-Exempt Fund                                       8/6/93
                               Colonial Ohio Tax-Exempt Fund                                                 8/3/92
                               Colonial Florida Tax-Exempt Fund                                             1/13/93

Colonial Trust VI              Colonial U.S. Fund for Growth                                                 7/1/92
                               Colonial Small Stock Fund                                                    11/2/92
                               Colonial Aggressive Growth Fund                                              3/31/96
                               Colonial Equity Income Fund                                                  3/31/96
                               Colonial International Equity Fund                                           3/31/96

Colonial Trust VII             Colonial Newport Tiger Fund                                                   5/1/95




By:_______________________________
     Peter L. Lydecker, Controller


By:__________________________________________
     Timothy J. Jacoby, Senior Vice President
     Colonial Management Associates, Inc.

Dated:  December 30, 1996


                                           S:\FUNDS\GENERAL\CONTRACT\PRICING.DOC